SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549





                           FORM 8-K/A(8)


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      October 4, 1995



                                 LYNCH CORPORATION



                Indiana               1-106                      38-1799862
(State or other jurisdiction        (Commission               (IRS Employer
      of Corporation)              file Number)           Identification No.)



8 Sound Shore Drive, Suite 290, Greenwich, Connecticut           06830
      (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:    (203) 629-3333




   (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits


     This amends Form 8-K/A(7) filed by the Registrant on May 14, 1996, and filed by the Registrant with respect to an event occurring on October 4, 1995. The following pro forma financial information are contained herein:

     (b)  PRO FORMA UNAUDITED FINANCIAL INFORMATION

     1. Pro Forma Combined Condensed Statements of Income for the Nine Months ended September 30, 1995 and the Year Ended December 31, 1995

     2.   Notes to Pro Forma Combined Condensed Statements of Income
          - Spinnaker Industries, Inc.
          - Lynch Corporation




                             Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Lynch Corporation




                                        S/ROBERT E. DOLAN
                                          ROBERT E. DOLAN

Date: June 4, 1996

LYNCH CORPORATION AND SUBSIDIARIES
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                    Lynch
                   Corporation               Spinnaker   Lynch
                    & Subs        CPC      Adjustments  Adjustments  Pro Forma
                   --------   ---------    ---------   ---------     ---------

SALES AND REVENUES:
  Multimedia      $ 17,503                                            $ 17,503
  Services          91,608                                              91,608
  Manufacturing    119,097      91,269                                 210,366
                  --------    --------     --------     --------      --------
                   228,208      91,269           0            0        319,477
                  --------    --------     --------     --------      --------
Costs and Expenses:
  Multimedia        13,066                                              13,066
  Services          82,598                                              82,598
  Manufacturing     93,687      75,071     (1,099)(A)                  167,659
  Selling and
   Administrative   25,782      11,731       (586)(B)       500(a)      36,927
                  --------    --------   --------      --------       --------
                   215,133      86,820     (1,685)            0        300,250
                  --------    --------   --------      --------       --------
Operating profit    13,075       4,467      1,685             0         19,227
Other income
  Investment income  2,197                                               2,197
  Interest income   (6,726)                (6,612)          500        (12,638)
  Share of
   operations of
   Affiliated
   Companies           (60)                                                (60)
  Gain on sales
   of subsidiary
   and Affiliate
   stock                59                                                  59
                  --------   --------    --------      --------       --------

INCOME BEFORE INCOME TAXES
 AND MINORITY
 INTERESTS          8,545      4,467      (4,927)           500          8,585
Provision for
  income taxes     (3,383)    (1,768)      1,721 (10)      (170)(b)     (3,600)
Minority
 interest s        (1,588)                                   85(c)      (1,503)
                  --------   --------     --------       --------     --------
NET INCOME         3,674       2,699       (3,206)           415         3,482
                  ========   ========     ========       ========      ========


Weighted average shares
 and share equivalents       1,409,000                               1,409,000

Earnings per share          $   2.54                                  $   2.47


(A) Adjustment Number:   3      (490)
                         4      (425)
                         5      (184)
                              ------
                              (1,099)
                              ======

(B) Adjustment Number:   3       (86)
                         5       (32)
                         6       865
                         7    (1,333)
                              ------
                                (586)
                              ======

(C) Adjustment Number:   8       (500)
                         9     (6,112)
                               ------
                               (6,612)
                               ======


LYNCH CORPORATION AND SUBSIDIARIES
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1994
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                      Pro forma
                       Lynch
                      Corporation          Spinnaker     Lynch
                      & Subs(d)     CPC    Adjustments   Adjustments  Pro Forma
                      --------   ---------   ---------   ---------   ---------

SALES AND REVENUES:
  Multimedia         $ 22,518                                         $ 22,518
  Services            101,880                                          101,880
  Manufacturing       131,148     108,842                              239,990
                     --------    --------   --------     --------     --------
                      255,546     108,842          0            0      364,388
                     --------    --------   --------     --------     --------
Costs and Expenses:
  Multimedia           16,453                                           16,453
  Services             92,155                                           92,155
  Manufacturing       108,097      90,239      (890)(A)                197,446
  Selling and
   Administrative      24,292      13,924    (1,399)(B)                 36,817
                     --------    --------   --------     --------     --------
                      240,997     104,163    (2,289)            0      342,871
                     --------    --------   --------     --------     --------
                       14,549       4,679     2,289             0       21,517
  OPERATING PROFIT
Other income (expense):
 Investment income      2,332                                            2,332
 Interest expense      (8,799)              (8,322)(C)       500(a)    (16,621)
 Share of operations of
  Affiliated Companies   (301)                                            (301)
  Gain on sales of
  subsidiary and
  affiliate stock         190                                              190
                     --------    --------  --------      --------     --------

INCOME BEFORE INCOME TAXES,
  MINORITY INTERESTS AND
  EXTRAORDINARY ITEM    7,971      4,679     (6,033)          500        7,117
Provision for
 income taxes          (3,124)    (1,825)     2,016(10)      (170)(b)   (3,103)
Minority interests     (1,685)                                 196(c)   (1,489)
                     --------    --------   --------      --------    --------
INCOME BEFORE EXTRA-
 ORDINARY ITEM          3,162      2,854      (4,017)          526       2,525
                     ========   ========    ========      ========    ========
Weighted average shares
  and share
  equivalents       1,337,000                                        1,337,000

Income before extra-
    ordinary item:
Primary E.P.S.              $   2.37                                $    1.89
Fully diluted E.P.S.        $   2.22                                $    1.83


(A) Adjustment Number:   3      (653)
                         4       236
                         5      (473)
                              ------
                                (890)
                              ======

(B) Adjustment Number:   3      (115)
                         5       (83)
                         6     1,150
                         7    (2,351)
                              ------
                              (1,399)
                              ======

(C) Adjustment Number:   8      (500)
                         9    (7,822)
                              ------
                              (8,322)
                              ======



                    SPINNAKER INDUSTRIES, INC.
         NOTES TO PRO FORMA COMBINED STATEMENTS OF INCOME


(1) The historical financial statement of Spinnaker for the year ended December 31, 1994 include on a pro forma basis, the results of operation of Spinnaker's 81% owned subsidiary, Brown-Bridge Industries, Inc., for The period from January 1, 1994 through September 19, 1994 (date of acquisition of Brown-Bridge) as if it were acquired as of January 1, 1994. Included in Spinnaker's results of operations, are $84,470,000 of net sales and $909,000 of net income related to Brown-Bridge for such period on a pro form basis.

(2) The pro forma income statements for the year ended December 31, 1994 reflect historical financial statement of CPC for its fiscal year ended September 30, 1994. The pro forma income statement for the nine months period ended September 30,1995, reflect the results of CPC for the period ended January 1, 1995 to September 30, 1995.

(3) Rent expense and property taxes associated with plant which was closed by seller in 1995 and was not acquired. Sales previously supplied by the Linden plant will be fulfilled from the acquired facilities.

(4) Adoption of the first-in, first-out method of inventory valuation from The last-in, first-out (LIFO) method.

(5) Depreciation adjustment on accrued plant, property and equipment, including depreciation of The leased facility to be purchased from seller.

(6)     Amortization of goodwill over a period of 25 years.

(7) Reduction of management and royalty fees and warehouse rentals paid by CPC to its parent.

(8) Guaranty fee payable to Spinnaker's parent (Lynch Corporation) in connection with acquisition indebtedness. Lynch owns 83% of Spinnaker's outstanding stock and has agreed to guarantee a $25 million note payable to Alco for a four month period at .5% of The principal amount per month ($125,000 per month).

(9) Interest expense and amortization of deferred financing fees on deb incurred in connection with the acquisition. Approximately $52 million of The debt bears interest at a floating rate. A 1% change in The index would increase (decrease) interest expense $520,000 on an annualized basis.

(10) Tax effect on a pro forma combined earnings at Spinnaker's effective rate.

                LYNCH CORPORATION AND SUBSIDIARIES
                        NOTES TO PRO FORMA
                        COMBINED CONDENSED
                        STATEMENT OF INCOME


(a)     To reverse guarantee fee recorded by Spinnaker.

(b)     To recorded tax effect on (a).

(c) To record a minority interest effect of pro forma adjustments to Spinnaker's Financial Statements.

(d) The historical financial statements of Lynch Corporation for the year ended December 31,1994, included on a pro forma basis of the results of operations of Brown-Bridge Industries for the period from January 1, 1994 through September 19, 1994 (date of acquisition of Brown-Bridge) and USTC-Kansas, Inc. for the period from January 1, 1994 through September 26, 1994 (date of acquisition of USTA-Kansas, Inc.)as if they were acquired on January 1, 1994. See attached Pro Forma Combined
                Condensed Statement of Income.


LYNCH CORPORATION AND SUBSIDIARIES
PRO FORMA COMBINED CONDENSED STATEMENT ON INCOME
FOR THE YEAR ENDED DECEMBER 31, 1994
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                     Pro forma
                   Lynch   Note(1)  Note (1)   Note(1)  Note (2)         Lynch
                   Corp.   Brown-   Spinnaker  Lynch    USTA   Note(2)   Corp.
                   & Subs  Bridge   Adjusts.   Adjusts. Kansas Adjusts.  & Subs
                  -------  ------   -------    -------  ------- ------- -------

SALES AND REVENUES:
 Multimedia       $20,144                      $2,374                   $22,518
 Services         101,880                                               101,880
 Manufacturing     66,678  $64,470                                      131,148
                  -------  -------  -------  -------  -------  -------  -------
                  188,702   64,470        0        0    2,374        0  255,546

Costs and Expenses:
 Multimedia        14,259                               2,111       83   $16,453
 Services          92,155                                                92,155
 Manufacturing     50,044   58,779     (726)                            108,097
 Selling and
   administrative  21,449    3,443     (600)                             24,292
                  -------  -------  -------  -------  -------  ------   -------
                  177,907   62,222   (1,326)       0    2,111      83   240,997
                  -------   -------  ------- -------  -------  ------   -------
OPERATING PROFIT   10,795    2,248    1,326        0      263     (83)   14,549
Other income (expense):
 Investment
   income           2,446               (93)     (35)      75     (61)    2,332
 Interest expense  (6,526)           (1,666)     126     (660)    (73)   (8,799)
 Share of operations
   of affiliated
   companies         (301)                                                (301)
 Gain on sales of
  subsidiary and
  affiliate stock     190                                                  190
                   -------  -------   -------  -------  -------  ------  -------



INCOME BEFORE INCOME TAXES,
 MINORITY INTERESTS
 AND EXTRAORDINARY
 ITEM               6,604    2,248     (433)      91     (322)   (217)   7,971
Provision for
 income taxes      (2,652)    (917)     260      (31)             216   (3,124)
Minority interests (1,360)             (249)     (76)                   (1,685)
                  -------  -------  -------  -------  -------  -------  -------

INCOME BEFORE EXTRA-
 ORDINARY ITEM     $2,592   $1,331    ($422)    ($16)   ($322)     ($1)  $3,162


Weighted average
 shares and
 share equivalents     1,337,000                                     1,337,000

Income before extra-
 ordinary item    :

Primary E.P.S.         $  1.94                                           $  2.37

Fully diluted E.P.S.   $  1.88                                           $  2.22



NOTES:

(1) The results of Brown-Bridge Industries Inc. and associated adjustments for Spinnaker and Lynch were filed in a Form 8-K/A(1) on December 2, 1994, amending a Form 8-K which was originally filed on October 3, 1994.

(2 The results of USTC-Kansas Inc. and associated adjustments were file in a Form 8-K/A(2) on January 5, 1995, amending a Form 8-K which was originally filed on October 7, 1994.